Exhibit 99.1

First Foundation Stockholders Elect the Company’s Ten Director Candidates at the 2023 Annual Meeting

DALLAS--(BUSINESS WIRE)-- First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly owned operating subsidiaries, First Foundation Advisors (“FFA”) and First Foundation Bank (“FFB”), today announced that, based on a preliminary vote count provided by its proxy solicitors, stockholders voted to elect, by a substantial margin, all ten of the Company’s director candidates to the Board of Directors at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

“We would like to thank all First Foundation stockholders for their continued support and participation in our Annual Meeting this year," said Scott F. Kavanaugh, President and CEO. "The results of this meeting have demonstrated that investors believe in our long-term strategy at a pivotal time for the Company and the industry. We will continue to execute on our business strategy to generate growth and create value for First Foundation stockholders.”

The results of the vote announced today are considered preliminary until final results have been tabulated and certified by the independent Inspector of Elections. Final results will be reported on a Form 8-K that will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

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About First Foundation

First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries offer personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services offered by First Foundation are more consistent with those offered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service differentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Investor and Media Contact:

Shannon Wherry

Director of Corporate Communications

swherry@ff-inc.com

(469) 638-9642